EXHIBIT 99.3

Grant Park Fund

Class A, B and Global 3 Units

Monthly Performance Report • October 2011



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: October 2011

Currencies: The euro posted strong gains following news that German and French officials had reached agreement on a plan to aid ailing Greece. Conversely, the U.S. dollar and Japanese yen endured losses as optimism surrounding the Eurozone put pressure on demand for safe haven currencies. The Swiss franc strengthened because of improved trade surplus and investor confidence data.

Energy: Crude oil prices rallied in excess of 15% in October as positive economic data in the U.S. and rising stock prices supported demand. Natural gas markets also moved higher due to increased demand for heating energy caused by cold weather forecasts. U.S. Energy Information Administration reports showing a larger-than-expected decrease in U.S. energy inventories also played a role in driving crude oil and natural gas markets higher.

Equities: The announcement of the new European debt deal was the main driver behind gains in the global equity markets last month. Bullish economic data from Europe and North America added to gains in the equity markets.

Fixed Income: Global fixed-income markets broke recent uptrends and moved lower in October as improved investor sentiment across the globe reduced demand for safe-haven assets. The main driver behind moves was improving conditions in Europe and strong gains in the equity sector.

Grains/Foods: Beliefs Chinese demand for U.S. crops was on the rise supported the grain markets last month, pushing prices higher. News that Russian officials were contemplating another grain exports ban added to profits in the sector. Sugar markets predominantly declined as a result of increased production from Asia and Brazil.

Metals: Gold and silver markets moved in excess of 6% and 13% higher respectively as investors attempted to hedge against U.S. dollar weakness. Reports that the U.S. Federal Reserve may begin contemplating Quantitative Easing 3 also added to gains. Base metal markets registered profits due to elevated industrial demand forecasts stemming from strong gains in the global equity markets.

A Units (Closed to New Investment)

								2000	2001	2002	2003	2004	2005
								11.0%	7.0%	15.3%	20.0%	-7.6%	-3.4%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	**9.1%**
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	**12.6%**
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	**-9.2%**
2010	-8.0%	0.6%	4.1%	1.8%	-3.8%	-0.2%	-1.7%	2.8%	3.2%	4.3%	-2.6%	4.6%	**4.5%**
2011	-0.5%	2.3%	-2.5%	3.8%	-6.9%	-3.8%	3.0%	-1.8%	-1.6%	-4.5%			**-12.4%**

B Units (Closed to New Investment)

											2003	2004	2005
											7.7%	-8.4%	-4.3%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	**8.3%**
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	**11.8%**
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	**-9.9%**
2010	-8.0%	0.6%	4.0%	1.7%	-3.9%	-0.3%	-1.7%	2.7%	3.2%	4.3%	-2.6%	4.5%	**3.8%**
2011	-0.6%	2.2%	-2.5%	3.7%	-7.0%	-3.8%	3.0%	-1.9%	-1.7%	-4.6%			**-12.9%**

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	**-6.0%**
2010	-8.0%	0.5%	3.4%	1.3%	-2.4%	0.1%	-2.7%	2.5%	1.8%	3.5%	-2.3%	3.4%	**0.7%**
2011	-0.9%	1.8%	-2.0%	2.8%	-6.7%	-3.5%	2.9%	-1.4%	-1.5%	-4.2%			**-12.5%**

A and B Units

Trading Performance by Sector


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
October
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
15%	25%	14%	9%	20%	17%

Sector Positions at Month-End


11/10
12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
10/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
October
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
12%	25%	13%	12%	21%	17%

Sector Positions at Month-End


11/10
12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
10/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Global Units	A and B Units
Class	3	Closed to New Investment
Account Type	Commission-based	
Minimum Investment	$5,000	
Retirement Account	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.	
Breakeven Level	7.12%	
Redemptions	Monthly after 90 days	
Penalty	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - October 2011	
Total Fund Assets (A,B, Legacy, Global)	$843M
12-Month Return	-10.8%
Average 12-Month Return	18.1%
36-Month Cumulative Return	-13.7%
60-Month Cumulative Return	15.1%
Compounded Annualized ROR	13.2%
3-Year Compounded Annualized ROR	-4.8%
5-Year Compounded Annualized ROR	2.9%
10-Year Compounded Annualized ROR	3.6%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (12/08 – 10/11)	-17.0%
Average 1-month Gain	6.5%
Average 1-month Loss	-4.4%
# of Winning Months	144
# of Losing Months	130

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] October 2001 - September 2011		
↑↓	Moved in Opposite Directions	43% 52 of 120 months
↑↑	Positive Results for Both	35% 42 of 120 months
↓↓	Negative Results for Both	22% 26 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.